                      SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               December 15, 1999


                        HERITAGE FINANCIAL CORPORATION
                     -------------------------------------
             (Exact name of registrant as specified in its charter)

                 WASHINGTON                                  0-29480                           91-1857900
----------------------------------------------          ----------------          -------------------------------
(State or other jurisdiction of incorporation)            (Commission             IRS Employer Identification No.
                                                           File Number)


                                               205 Fifth Avenue S.W.
                                                     Olympia WA                        98501
                                      ----------------------------------------      ----------
                                      (Address of principal executive officers:     (Zip Code)

      Registrant's telephone number, including area code: (360) 943-1500
                                                          --------------


ITEM 5 - OTHER EVENTS

On December 15, 1999, Heritage Financial Corporation announced that its Board of Directors had elected Peter Fluetsch to the position of director of the Corporation effective December 16, 1999. The news release regarding the election of Peter Fluetsch is attached to this filing.
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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial statements - not applicable

       (b)  Pro forma financial information - not applicable

       (c)  Exhibits:

            99  News Release issued by Heritage, dated December 15, 1999



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: December 17, 1999


                            HERITAGE FINANCIAL CORPORATION



                            By:  /s/ Donald V. Rhodes
                                 --------------------------------------
                                 Donald V. Rhodes
                                 Chairman, President and Chief Executive Officer